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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             April 5, 2004
                                                 -------------------------------


                               AP Henderson Group
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      000-31153                     88-0355504
---------------------------    ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
 of Incorporation)                                           Identification No.)


        600 Wilshire Boulevard, Suite 1252, Los Angeles, California 90017
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:    (213) 538-1203
                                                   -----------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On April 5, 2004, AP Henderson Group, a Nevada corporation, acquired all of the outstanding capital shares of Hyundai MultiCAV Computer Shanghai Co., Ltd. ("HMCS") in exchange for our issuance of 51 million shares of our common stock. HMCS owns, among other assets, 500 acres of land and 83,888 square meters of factory building in Binzhou, Shandong, China. Pursuant to an Acquisition Agreement dated April 5, 2004 between us and HMCS, we agreed to provide the sellers with certain registration rights with respect to 8 million of the restricted common shares we issued to them in the transaction. Under the Agreement, we have also agreed not to issue any of our currently authorized and unissued common shares without the consent of the sellers. After the close of the Agreement, the sellers own in the aggregate 55.14% of our outstanding common shares.

         The shares issued in connection with the acquisition are restricted shares that were issued by AP Henderson Group pursuant to an exemption from registration under the Securities Act of 1933, as amended. The purchase price for HMCS was determined in arms'-length negotiations between AP Henderson Group and representatives of HMCS. Neither AP Henderson Group nor any of our directors or officers are affiliated with or have a material relationship with HMCS.

         We currently intend to continue operation HMCS, as wholly owned subsidiary of AP Henderson Group, with its existing management. We also intend to utilize the acquired assets and operations to manufacture and sell our patented multi-screen Slide View laptop notebook computer design, X-panel(TM).

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 1 above.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Financial Statements and Pro Forma Financial Information.

                  We intend to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before June 21, 2004.

         (c) Exhibits.

                  2.1 Acquisition Agreement dated April 5, 2004 between AP Henderson Group and Hyundai MultiCAV Computer Shanghai Co., Ltd.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AP HENDERSON GROUP
                                     (Registrant)


Date:  April 19, 2004                By: /s/  RICHARD HENRY
                                         --------------------------------------
                                         Richard Henry,
                                         President and Chief Executive Officer